                    SECOND AMENDMENT TO TRANSACTION DOCUMENTS

         THIS SECOND AMENDMENT TO TRANSACTION DOCUMENTS (herein called this "AMENDMENT") made as of the 9th day of November, 1994 by and among SOUTHWESTERN PUBLIC SERVICE COMPANY (the "SUPPLIER"), CAP ROCK ELECTRIC COOPERATIVE, INC. (the "USER"), OTP, INC. (the "ISSUER"), METROPOLITAN LIFE INSURANCE COMPANY, METROPOLITAN INSURANCE AND ANNUITY COMPANY AND METROPOLITAN PROPERTY AND CASUALTY COMPANY (collectively, the "PURCHASER"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as the Indenture Trustee (the "INDENTURE TRUSTEE"), in its individual capacity only to the extent expressly stated herein and otherwise not in its individual capacity but solely as the Indenture Trustee under the Trust Indenture.

                              W I T N E S S E T H:

         WHEREAS, the Supplier, the User, the Issuer, the Purchaser and the Indenture Trustee have entered into that certain Transaction Agreement dated as of September 9, 1993 and the other Transaction Documents, as amended by that certain First Amendment to Transaction Documents dated as of June 24, 1994 (as so amended, collectively, the "ORIGINAL DOCUMENTS") to finance the construction of the New Equipment and the Existing Equipment and the sale of electric power and energy as therein expressed; and

         WHEREAS, the Supplier, the User, the Issuer, the Purchaser and the Indenture Trustee desire to amend the Original Documents to provide for the issuance of the Issuer's 8.44% senior secured notes;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1.1. TERMS USED IN THIS AMENDMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Documents shall have the same meanings whenever used in this Amendment. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this
Section 1.1.

                      "AMENDMENT" means this Second Amendment to Transaction Documents.

                      "TRANSACTION DOCUMENTS" means the Original Documents as amended hereby.

         Section 1.2. AMENDMENTS TO DEFINED TERMS.

         (a) The following paragraph is hereby added to Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement immediately preceding the definition of "Adjustment Factor":

                      "Unless the context otherwise requires or unless otherwise provided in a Transaction Document the terms defined herein which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this paragraph shall be construed to authorize any such renewal, extension, modification, amendment or restatement."

         (b) The definition of "Note Allocation" in Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement is hereby amended in its entirety to read as follows:

         "NOTE ALLOCATION" shall mean (a) with respect to the Northern Segment, the lesser of the amount advanced from the Construction Fund for the purchase thereof or the outstanding principal balance of the Notes on the date such Segment is conveyed to the Supplier, (b) with respect to the Southern Segment, the lesser of the amount advanced from the Construction Fund for the purchase thereof or the outstanding principal balance of the Notes on the date such Segment is conveyed to the Supplier, (c) with respect to the Final Segment, the lesser of the amount advanced from the Construction Fund for the purchase thereof or the outstanding principal balance of the Notes on the date such Segment is conveyed to the Supplier; provided that if the Supplier, Issuer and User shall have mutually agreed to bifurcate the Final Segment into the East Segment and the Lone Wolf Segment, "NOTE ALLOCATION" shall mean with respect to the East Segment, the lesser of the amount advanced from the Construction Fund for the purchase thereof or the outstanding principal balance of the Notes on the date such Segment is conveyed to the Supplier, and with respect to the Lone Wolf Segment, the lesser of the amount advanced from the Construction Fund for the purchase thereof or the outstanding principal balance of the Notes on the date such Segment is conveyed to the Supplier, provided that the aggregate amount allocated to all such Segments shall not exceed $44,000,000."

         (c) The definition of "Closing" or "Date of Closing" in Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement is hereby amended in its entirety to read as follows:

         "CLOSING" or "DATE OF CLOSING" shall mean either the 1993 Date of Closing or the 1994 Date of Closing, as applicable."


         (d) The following definitions of "1993 Date of Closing" and "1994 Date of Closing" are hereby added to Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement, immediately following the definition of "New Equipment":

         "1993 DATE OF CLOSING" shall mean September 9, 1993 or any other date on or before September 15, 1993 upon which the Supplier, the User, the Issuer, the Purchaser and the Indenture Trustee may mutually agree.


         "1994 DATE OF CLOSING" shall mean November 9,1994 or any other date on or before December 19,1994 upon which the Supplier, the User, the Issuer, the Purchaser and the Indenture Trustee may mutually agree."

         (e) The following definitions of "1993 Notes" and "1994 Notes" are hereby added to Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement, immediately following the definition of "1994 Date of Closing":

         "1993 NOTES" has the meaning given it in Paragraph 2(a) of the Note Purchase Agreement.

         "1994 NOTES" has the meaning given it in Paragraph 2(b) of the Note Purchase Agreement."

         (f) The definition of "Reference Rate" in Appendix A to the Transaction Agreement, the Note Purchase Agreement, the Receivables Purchase Agreement, the Trust Indenture and the Transmission Agreement is hereby amended in its entirety to read as follows:

         "REFERENCE RATE" shall mean, (a) 6.44% per annum, with respect to the 1993 Notes, and (b) 8.44% per annum, with respect to the 1994 Notes; provided that in the event either (i) Moody's reduces its credit rating of the Supplier's first mortgage bonds to A2 or below, or (ii) S&P reduces its credit rating of the Supplier's first mortgage bonds to A or below within 270 days following the closing of the first El Paso Transaction, if any, and such reduction in credit rating is due in whole or in part to the closing of such El Paso Transaction, then the Reference Rate will automatically increase to (a) 6.59% per annum, with respect to the 1993 Notes, and (b) 8.59% per annum, with respect to the 1994 Notes, effective as of the first day of the first month following such credit rating reduction and provided further that there shall be no more than one such increase in the Reference Rate."

                                   ARTICLE II.

                       AMENDMENTS TO NOTE PURCHASE AGREEMENT

         Section 2.1. NOTE PURCHASE AGREEMENT - PARAGRAPH 1. The reference to "$31,000,000" in the fourth line of Paragraph 1 of the Note Purchase Agreement is hereby amended to read "$44,000,00".

         Section 2.2. NOTE PURCHASE AGREEMENT - PARAGRAPH 2. Paragraph 2 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

                      "2.   PURCHASE AND SALE OF NOTES.

                           (a) 1993 NOTES. The Issuer has sold to the Note
                      Purchaser on the 1993 Date of Closing and, subject to the terms and conditions herein set forth, the Note Purchaser has purchased from the Issuer, Notes in the principal amounts set forth in Schedule 1 attached hereto (the "1993 Notes"). The Issuer has delivered to each Note Purchaser at its address set forth in Schedule 1 attached hereto, one or more 1993 Notes registered in the name of such Note Purchaser, evidencing the aggregate principal amount of 1993 Notes purchased by the Note Purchaser and in the denomination or denominations specified by the Note Purchaser, against payment of the purchase price thereof by transfer of immediately available funds for credit to the Construction Account on the 1993 Date of Closing.

                           (b) 1994 NOTES. The Issuer hereby agrees to sell to
                      the Note Purchaser and, subject to the terms and conditions herein set forth, the Note Purchaser agrees to purchase from the Issuer, Notes in the principal amounts set forth in Schedule 1 attached hereto (the "1994 Notes"). The Issuer will deliver to each Note Purchaser at its address set forth in Schedule 1 attached hereto, one or more 1994 Notes registered in the name of such Note Purchaser, evidencing the aggregate principal amount of 1994 Notes to be purchased by the Note Purchaser and in the denomination or denominations specified by the Note Purchaser, against payment of the purchase price thereof by transfer of immediately available funds for credit to the Construction Account on the 1994 Date of Closing."

         Section 2.3. NOTE PURCHASE AGREEMENT - PARAGRAPH 4C. Paragraph 4C(i) of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

                           "(i) As provided in each Note, on the ninth day of
                      each calendar month, commencing on (a) October 9, 1993, with respect to the 1993 Notes, and (b) December 9, 1994, with respect to the 1994 Notes, and continuing through September 9, 2003, the Issuer shall pay the principal and interest on each Note as set forth on
                      Schedule 1 to such Note, without any Yield-Maintenance Amount;"

         Section 2.4. NOTE PURCHASE AGREEMENT - SCHEDULE 1; EXHIBIT A. Schedule 1 to the Note Purchase Agreement is hereby amended by in its entirety as set forth in Appendix

A attached hereto. Exhibit A to the Note Purchase Agreement is hereby amended in its entirety to read as set forth in Appendix B attached hereto.

                                   ARTICLE III.

                       AMENDMENTS TO TRANSACTION AGREEMENT


         Section 3.1. TRANSACTION AGREEMENT -- SECTION 2.1(a). Section 2.1(a) of the Transaction Agreement is hereby amended in its entirety to read as follows:

                  "(a) THE PURCHASER. The Purchaser will, subject to the terms and conditions set forth herein and in the Note Purchase Agreement in the form of Exhibit B attached hereto, purchase Notes issued by the Issuer pursuant to the Note Purchase Agreement in an amount not to exceed $44,000,000. In addition, the Purchaser will, subject to the terms and conditions set forth herein and in the Receivables Purchase Agreement in the form of Exhibit C attached hereto, purchase from the Supplier the Receivables owed by the User under the Transmission Agreement in an amount not to exceed $49,000,000; provided that at the time each Receivable is purchased, the outstanding principal balance of the Notes is reduced by an amount equal to the purchase price for such Receivable."

         Section 3.2. TRANSACTION AGREEMENT -- SECTION 3.3. Each reference in
Section 3.3 of the Transaction Agreement to "Date of Closing" is hereby amended to read "1993 Date of Closing".

         Section 3.3. TRANSACTION AGREEMENT -- SECTION 3.13. Section 3.13 of the Transaction Agreement is hereby amended in its entirety to read as follows:

                  "Section 3.13. DATE OF CLOSING. The 1993 Date of Closing shall occur on September 9, 1993 or such later date prior to September 15, 1993 as agreed to by the parties hereto. The 1994 Date of Closing shall occur on November 9, 1994 or such later date prior to December 19, 1994 as agreed to by the parties hereto."

                                   ARTICLE IV.

                          AMENDMENTS TO TRUST INDENTURE


         Section 4.1. TRUST INDENTURE -- SECTION 4.03. Section 4.03 to the Trust Indenture is hereby amended in its entirety to read as follows:

                  "SECTION 4.03. DISTRIBUTION FROM CONSTRUCTION ACCOUNT. The Trustee shall distribute funds from the Construction Account to the Issuer upon receipt (by telecopy or mail) of a Request for Distribution in the form of Exhibit C hereto signed by the Issuer and the User, together with a list of invoices paid or to be paid with such distribution, identifying the payee, invoice number and dollar amount and specific descriptions of equipment and other property constituting the Facility; provided that no distributions shall be made from the Construction Account upon the occurrence and during the continuance of an Event of Default or in the event an environmental or other material claim against the Issuer has been raised by any Person in any legal proceeding. The Issuer shall also provide a copy of the Request for Distribution and the list of invoices to be attached to such request to each of the Purchaser and the Supplier.
         At the time of the final distribution of Note Proceeds from the Construction Account, all accrued interest shall be distributed to the Issuer, which hereby agrees to use such amounts for the payment of construction costs or, if all construction costs have been paid, for payment on the Notes and Receivables."

         Section 4.2. TRUST INDENTURE -- EXHIBIT C. Exhibit C to the Trust Indenture is hereby amended in its entirety to read as set forth in Appendix C attached hereto.


                                   ARTICLE V.

                            AMENDMENTS TO GUARANTIES

         Section 5.1. SUPPLIER'S GUARANTEE -- RECITAL. The reference to the amount of "$31,000,000" in the first Whereas clause of the Supplier's Guaranty shall be amended to read "$44,000,000".

         Section 5.2. SUPPLIER'S GUARANTEE -- GLOBAL. All references in the Supplier's Guaranty to "Notes" shall be expressly deemed to refer to both the 1993 Notes and the 1994 Notes.

         Section 5.3. USER'S GUARANTEE -- RECITAL. The reference to the amount of "$31,000,000" in the first Whereas clause of the User's Guaranty shall be amended to read "$44,000,000".

         Section 5.4. USER'S GUARANTEE -- GLOBAL. All references in the Supplier's Guaranty to "Notes" shall be expressly deemed to refer to both the 1993 Notes and the 1994 Notes.

                                   ARTICLE VI.

                           CONDITIONS OF EFFECTIVENESS

         Section 6.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when (i) the Purchaser shall have received, at the offices of Thompson & Knight, a Professional Corporation, 1700 Pacific Street, Suite 3300, Dallas, Texas or at such other time and place as the parties hereto shall agree, a counterpart of this Amendment executed and delivered by each of the parties hereto and (ii) the Purchaser shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Purchaser, duly authorized, executed and delivered, and in form and substance satisfactory to the Purchaser:

                  (a) OPINIONS OF COUNSEL FOR THE TRANSACTION PARTIES. Written opinions addressed to the Purchaser from (i) Hinkle, Cox, Eaton, Coffield & Hensley, special counsel for the Supplier, (ii) Wright & Greenhill, P.C., special counsel for the Issuer and the User, (iii) Lloyd, Gosselink, Fowler, Blevins & Matthews, P.C., special Texas regulatory counsel for the Issuer and the User, and (iv) McGowen & Lyon, P.C., counsel for the Issuer and the User, each dated as of the date hereof and in the respective forms of Appendices D-1, D-2, D-3 and D-4 attached hereto;

                  (b) TRANSACTION PARTIES' CERTIFICATES. A certificate of a duly authorized officer and the Secretary of each of the Transaction Parties
         (i) to the effect that all of the representations and warranties of such Transaction Party set forth in Article VII hereof are true and correct at and as of the time of such effectiveness, and (ii) certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such Transaction Party authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of such Transaction Party authorized to sign this Amendment; and


                  (c) SUPPORTING DOCUMENTS. Such other supporting documents as the Purchaser may reasonably request.


                                  ARTICLE VII.


                         REPRESENTATIONS AND WARRANTIES


         Section 7.1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. In order to induce the parties hereto to enter into this Amendment, the Issuer represents and warrants to each other party hereto that:

                 (a) The representations and warranties contained in Section
         4.1 of the Transaction Agreement are true and correct at and as of the time of the effectiveness hereof

                  (b) The Issuer is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Transaction Documents to which it is a party. The Issuer has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Issuer hereunder.

                  (c) The execution and delivery by the Issuer of this Amendment, the performance by the Issuer of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Issuer, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Issuer, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Issuer. Except

THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Section 8.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                             SOUTHWESTERN PUBLIC SERVICE COMPANY



                             By:
                                ------------------------------------------------
                                Robert D. Dickerson
                                Secretary and Treasurer


                             CAP ROCK ELECTRIC COOPERATIVE, INC..



                             By:   /s/ David Pruitt
                                ------------------------------------------------
                                David Pruitt
                                President


                             OTP, INC.



                             By:   /s/ David Pruitt
                                ------------------------------------------------
                                David Pruitt
                                President







                                    -11

                             METROPOLITAN LIFE INSURANCE COMPANY


                             By:
                                ------------------------------------------------
                                Name:
                                Title:


                             METROPOLITAN PROPERTY AND CASUALTY
                             INSURANCE COMPANY


                             By:
                                ------------------------------------------------
                                Name:
                                Title:


                             METROPOLITAN INSURANCE AND ANNUITY
                             COMPANY


                             By:
                                ------------------------------------------------
                                Name:
                                Title:


                             TEXAS COMMERCE BANK NATIONAL
                             ASSOCIATION


                             By:
                                ------------------------------------------------
                                Michael A. Eggert
                                Vice President and Trust Officer

                                   APPENDIX A
                 to Second Amendment to Transaction Documents

                                                                      SCHEDULE 1


                               PURCHASER SCHEDULE
                               ------------------

Name, Address and Payment                             Principal Amount
Provisions of Holder                                   of Notes to be
                                                         Purchased

--------------------------------------------------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY                      1993 Notes:
                                                       $18,083,333.33

                                                         1994 Notes:
                                                       $ 7,917,326.00

IN THE CASE OF ALL PAYMENTS ON ACCOUNT
OF THE NOTES BY:

         (a) crediting (in the form of a bank wire transfer of federal or other immediately available funds) its account no. 002-2-410591 at The Chase Manhattan Bank N.A., Metropolitan Branch, 33 East 23rd Street, New York, NY 10010; and

         (b)      providing sufficient information (including PPN number       )
                  to identify the source and application of funds and requesting the bank to send a credit advice thereof to Metropolitan Life Insurance Company.

IN THE CASE OF ALL OTHER COMMUNICATIONS:

         Metropolitan Life Insurance Company
         Capital Markets Group
         One Lincoln Centre, Suite 800
         Oakbrook Terrace, IL 60181

         Attention: Vice President

Name, Address and Payment                             Principal Amount
Provisions of Holder                                   of Notes to be
                                                         Purchased

--------------------------------------------------------------------------------

         with a copy to:

         Metropolitan Life Insurance Company
         One Madison Avenue
         New York, NY 10010

         Attention: Treasurer

METROPOLITAN INSURANCE AND ANNUITY COMPANY               1993 Notes:
                                                        $6,027,777.78

                                                         1994 Notes:
                                                        $4,948,329.00

IN THE CASE OF ALL PAYMENTS ON ACCOUNT
OF THE NOTES BY:

         (a) crediting (in the form of a bank wire transfer of federal or other immediately available funds) its account no. 002-1-072301 at The Chase Manhattan Bank, N.A., Metropolitan Branch, 33 East 23rd Street, New York, NY 10010; and

         (b)      providing sufficient information (including PPN        ) to
                  identify the source and application of funds and requesting the bank to send a credit advice thereof to Metropolitan Insurance and Annuity Company.

IN THE CASE OF ALL OTHER COMMUNICATIONS:

         Metropolitan Insurance and Annuity Company
         One Madison Avenue
         New York, NY 10010

         Attention: Vice-President

Name, Address and Payment                             Principal Amount
Provisions of Holder                                   of Notes to be
                                                         Purchased

--------------------------------------------------------------------------------

METROPOLITAN PROPERTY AND
CASUALTY INSURANCE COMPANY                               1993 Notes:
                                                        $6,888,888.89

                                                         1994 Notes:
                                                         $0

IN THE CASE OF ALL PAYMENTS ON ACCOUNT
OF THE NOTES BY:

         (a) crediting (in the form of a bank wire transfer of federal or other immediately available funds) its account no. 002-1-025432 at The Chase Manhattan Bank, N.A., Metropolitan Branch, 33 East 23rd Street, New York NY 10010; and

         (b)      providing sufficient information (including PPN        ) to
                  identify the source and application of funds and requesting the bank to send a credit advice thereof to Metropolitan Property and Casualty Insurance Company.

IN THE CASE OF ALL OTHER COMMUNICATIONS:

         Metropolitan Property and Casualty
         Insurance Company
         700 Quaker Lane
         Warwick, RI 02886

         Attention: Treasurer

                                   APPENDIX B
                 to Second Amendment to Transaction Documents

                                                                     EXHIBIT A-1



                             [FORM OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS.

                                  OTP, INC.



     ADJUSTABLE RATE SENIOR SECURED NOTE DUE SEPTEMBER 9, 2003




No. ___________                                                         [Date]

$________________



         FOR VALUE RECEIVED, the undersigned, OTP, INC. (the "ISSUER"), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to _________________, or registered assigns, the principal sum of ________________________________ DOLLARS on September 9, 2003,
with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Reference Rate from the date hereof, payable monthly on the ninth day of each calendar month, commencing with October 9,1993, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at the Late Payment Rate.


         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of Metropolitan Life Insurance Company in New York, New York or at such other place as the holder hereof shall designate to the Issuer in writing, in lawful money of the United States of America.

         This Note is one of a series of Adjustable Rate Senior Secured
Notes (the "NOTES") issued pursuant to a Note Purchase Agreement, dated as of September 9, 1993 (the "AGREEMENT"), between the Issuer and the Note Purchaser and is entitled to the benefits thereof. Terms which are defined in the Agreement and which are used but not defined herein shall have the meanings given them in the Agreement. This Note is secured by liens and security interests under the Security Documents described in the Agreement.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the Transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

         On the ninth day of each calendar month, commencing October 9, 1993 and continuing through September 9, 2003, the Issuer shall pay the principal and interest on each Note as set forth on Schedule 1 attached hereto and made a part hereof, without any Yield-Maintenance Amount. The Issuer agrees to make all other required prepayments of principal and interest specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, during the periods and on the terms specified in the Agreement.

         If an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         The Issuer and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

         Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Issuer agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

         The Issuer, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Issuer nor any other party liable or to become liable hereunder shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of Paragraph 7G of the Agreement shall control over any contrary provision of this Note.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.


                                       OTP, INC.


                                       By:  /s/ DAVID PRUITT
                                          ---------------------------------
                                          David Pruitt, President

                                                                   EXHIBIT A-2



                             [FORM OF NOTE]


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS.

                                   OTP, INC.


         ADJUSTABLE RATE SENIOR SECURED NOTE DUE SEPTEMBER 9, 2003




No. ___________                                                         [Date]
$________________


         FOR VALUE RECEIVED, the undersigned, OTP, INC. (the "ISSUER"), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to _________________________, or registered assigns, the principal sum of ________________________________ DOLLARS on September 9, 2003, with interest (computed on the basis of a 360-day year--30-day month)
(a) on the unpaid balance thereof at the Reference Rate from the date hereof, payable monthly on the ninth day of each calendar month, commencing with December 9, 1994, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at the Late Payment Rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of Metropolitan Life Insurance Company in New York, New York or at such other place as the holder hereof shall designate to the Issuer in writing, in lawful money of the United States of America.

         This Note is one of a series of Adjustable Rate Senior Secured Notes (the "NOTES") issued pursuant to a Note Purchase Agreement, dated as of September 9, 1993 (as heretofore amended, the "AGREEMENT"), between the Issuer and the Note Purchaser and is entitled to the benefits thereof. Terms which are defined in the Agreement and which are used but not defined herein shall have the meanings given them in the Agreement. This Note is secured by liens and security interests under the Security Documents described in the Agreement.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the Transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

         On the ninth day of each calendar month, commencing December 9, 1994 and continuing through September 9, 2003, the Issuer shall pay the principal and interest on each Note as set forth on Schedule 1 attached hereto and made a part hereof, without any Yield-Maintenance Amount. The Issuer agrees to make all other required prepayments of principal and interest specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, during the periods and on the terms specified in the Agreement.

         If an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         The Issuer and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

         Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Issuer agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

         The Issuer, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Issuer nor any other party liable or to become liable hereunder shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of Paragraph 7G of the Agreement shall control over any contrary provision of this Note.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.


                                       OTP, INC.


                                       By:  /s/ DAVID PRUITT
                                          ---------------------------------
                                          David Pruitt, President

                                   APPENDIX C
               to Second Amendment to Transaction Documents

                                                                      EXHIBIT C


                            REQUEST FOR DISTRIBUTION

         Reference is made to that certain Indenture and Security Agreement dated as of September 9, 1993 (as from time to time amended, the "Trust Indenture"), by and among Southwestern Public Service Company (the "Supplier"), Cap Rock Electric Cooperative, Inc. (the "User"), OTP, Inc. (the "Issuer"), Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company and Metropolitan Property and Casualty Insurance Company (collectively, the "Purchaser") and Texas Commerce Bank National Association (the "Indenture Trustee"). Terms which are defined in the Trust Indenture are used herein with the meanings given them in the Trust Indenture. Pursuant to Section 4.03 of the Trust Indenture, the Issuer hereby requests the Indenture Trustee to distribute from the Construction Account the sum of $_______________.

         Pursuant to such request for distribution, each of the Issuer and the User hereby represents, warrants, acknowledges, and agrees that:

                  (a) The Responsible Officer of each of the Issuer and the User signing this instrument is a duly elected, qualified and acting Responsible Officer of the Issuer or the User, as applicable, holding the office indicated below such Responsible Officer's signature hereto, having all necessary authority to act for the Issuer or the User, as applicable, in making the request herein contained.

                  (b) The representations and warranties of the Issuer and the User set forth in the Transaction Agreement and the other Transaction Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the transactions contemplated by the Transaction Documents), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.07 of the Trust Indenture; nor will any such Default exist upon the Issuer's receipt and application of the distribution from the Construction Account requested hereby. The Issuer will use the distribution from the Construction Account hereby requested in compliance with Paragraph 2B of the Note Purchase Agreement.

                  (d) There does not exist on the date hereof any action, suit or legal, equitable, arbitrative or administrative proceedings pending or, to the knowledge of the Issuer, threatened against Issuer before any federal, state, municipal or other court, department, commission, body, board, bureau, agency or instrumentality, domestic or foreign, pertaining to any environmental matter or that is material to the Issuer.

                  (e) Except to the extent waived in writing as provided in
         Section 10.07 of the Trust indenture, the Issuer has performed and complied with all agreements and conditions in the Transaction Documents required to be performed or complied with by the Issuer on or prior to the date hereof.

                  (f) After the making of the distribution from the Construction Account requested hereby the aggregate amount of distributions from the Construction Account for the construction of all of the Segments will be $__________ and such amount will not be in excess of $44,000,000.

                  (g) The User has a valid fee, leasehold or easement interest in and to each portion of the Site upon which any disbursed funds have previously been or will be used and a valid interest in and to the other Property Rights relating to such portion.

                  (h) Any and all consents, approvals, authorizations and orders of, and notices to or filings with, any court or governmental authority or third party required in connection with each portion of the Site upon which any disbursed funds have previously been or will be used have been received.

                  (i) Attached hereto is a true, complete and correct list of invoices paid or to be paid with the distribution requested herein, identifying the payee, invoice number and dollar amount.

                  (j) Attached hereto is a true, complete and correct list of specific equipment and other property constituting the Facility.

                  (k) The Transaction Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for therein. The Trust Indenture and the other Transaction Documents are hereby ratified, approved, and confirmed in all respects.

         The Responsible Officer of each of the Issuer and the User signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgements, and agreements of the Issuer and the User are true, correct and complete.

IN WITNESS WHEREOF, this instrument is executed as of ___________, 19__.


                                       OTP, INC.


                                       By:  /s/ DAVID PRUITT
                                          --------------------------------
                                          Name:
                                          Title:


                                       CAP ROCK ELECTRIC COOPERATIVE,
                                       INC.


                                       By:  /s/ DAVID PRUITT
                                          --------------------------------
                                          Name:
                                          Title:

                                   APPENDIX D
              TO SECOND AMENDMENT TO TRANSACTION DOCUMENTS

                                                                    APPENDIX D-1


                [OPINION OF HINKLE, COX, EATON, COFFIELD & HENSLEY]

                                   November 9,1994



Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
One Madison Avenue
New York, New York 10010


Texas Commerce Bank National Association, as Indenture Trustee
600 Travis, 8th floor
Houston, Texas 77002

Ladies and Gentlemen:

         This opinion is being delivered to you pursuant to Section 6.1(a)(i) of the Second Amendment to Transaction Documents of even date herewith (the "AMENDMENT") by and among Southwestern Public Service Company (the "SUPPLIER"), Cap Rock Electric Cooperative, Inc. (the "USER"), OTP, Inc. (the "ISSUER"), Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Property and Casualty Insurance Company (collectively, the "PURCHASER"), and Texas Commerce Bank National Association, as the Indenture Trustee (the "INDENTURE TRUSTEE"). Terms which are defined in the Amendment and which are used but not defined herein shall have the meanings given them in the Amendment.

         We have acted as counsel for the Supplier in connection with the transactions provided for in the Amendment. As such counsel, we have assisted in the negotiation of the Amendment and have advised our client of its duties and obligations thereunder. We have examined executed counterparts (or, where indicated, photostatic copies of executed counterparts) of the documents listed in Schedule 1. (The documents listed in Section I of Schedule 1 are hereinafter referred to as the "PRINCIPAL DOCUMENTS.") We have discussed the matters addressed in this opinion with officers and representatives of the Supplier to the extent we have deemed appropriate to enable us to render this opinion. In particular, but without limitation, we have confirmed that the Supplier acknowledges, understands, and agrees that the Transaction Documents as written set forth the entire understanding and agreement of the parties thereto.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
Page 2


         In preparing this opinion, we have also examined original counterparts of photostatic or certified copies of all other instruments, agreements, certificates, records, and other documents (whether of the Supplier or its officers, directors, shareholders, and representatives, public officials, or other persons) which we have considered relevant hereto. In making this examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as photostatic or certified copies, and the authenticity of the originals of such copies.

         Based upon the foregoing, and subject to the qualifications and exceptions hereinafter set forth, we are of the opinion that:

         1. The Supplier is duly incorporated, validly existing, and in good standing under the laws of New Mexico. The Supplier has all requisite corporate power to make or enter into the Principal Documents to which it is a party and to perform its obligations thereunder.

         2. The Supplier is duly qualified to transact business and in good standing in Texas.

         3. The Principal Documents have been duly authorized, executed, and delivered by the Supplier. The Principal Documents constitute the legal, valid, and binding instruments and agreements of the Supplier, and the obligations of the Supplier under the Principal Documents are enforceable in accordance with the terms thereof.

         4. The Supplier is not (i) a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         5. The Supplier is a "public utility" subject to the provisions of the Federal Power Act, as amended (the "Power Act"); however, the Supplier is exempt from the provisions of Section 204 of the Power Act pursuant to Section 204(f) of the Power Act.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
Page 3


         6. The execution, delivery, and performance by the Supplier of the Principal Documents, and the consummation of the transactions contemplated by the Principal Documents, will not and did not (a) violate or contravene any provision of the articles of incorporation or bylaws of the Supplier, or (b) to the best of our knowledge, conflict with or result in a breach of any material term or provision of or constitute a default under or result in the maturing of any indebtedness pursuant to any indenture, mortgage, deed of trust, note, or loan agreement, or other material agreement or instrument, of which we have knowledge to which the Supplier is a party or by which it or any of its properties are bound or (c) result in a violation of any law, rule, or regulation or, to the best of our knowledge, any judgment, order, decree, determination, or award of any court or governmental authority which is now in effect and applicable to the Supplier or to its properties. To the best of our knowledge, the Supplier is not in default under or in violation of any law, rule, regulation, judgment, order, decree, determination, award, indenture, mortgage, deed of trust, note, loan agreement, or other material agreement or instrument of which we have knowledge, or in violation of its articles of incorporation or bylaws.

         7. Except for that which has been obtained by the Supplier as indicated on Schedule 1 hereto, to the best of our knowledge, no consent, approval, authorization, or order of any court or governmental agency or any third party is or was required (a) for the execution and delivery by the Supplier of any of the Principal Documents, (b) for the consummation of the transactions contemplated by the Principal Documents, or (c) for the performance by the Supplier of its obligations thereunder.

         8. Other than as previously revealed to the Purchaser in writing, to the best of our knowledge, there are no actions, suits, proceedings, or investigations pending or threatened against or affecting the Supplier or any of its properties in any court or governmental agency (a) seeking to enjoin, or questioning the legality or validity of, the performance by the Supplier of any of its obligations under the Principal Documents, or (b) which have, or would have if adversely determined, a material adverse effect on the ability of the Supplier to perform such obligations.

         9. To the best of our knowledge, (a) the representations and warranties of the Supplier in the Principal Documents are and were true and correct in all material respects on the date hereof and on the dates when made, and (b) there does not exist on the date hereof any Default or Event of Default under the Transaction Agreement.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
Page 4


         This opinion is limited by, subject to, and based on the following:

                  (a) This opinion is limited in all respect to the laws of Texas and New Mexico and applicable federal law.

                  (b) In rendering the opinion expressed in the second sentence of paragraph 3 hereof, we have assumed that each of the Principal Documents in which the User's, the Issuer's, the Indenture Trustee's, or the Purchaser's execution is provided for has been duly authorized, executed, and delivered by the User, the Issuer, the Indenture Trustee, or the Purchaser, as the case may be.

                  (c) In connection with opinions expressed herein as being limited "to the best of our knowledge," our examination has been limited to discussions with the officers and representatives of the Supplier and our knowledge of the affairs of the Supplier as its counsel, and we have made no independent investigations as to the accuracy or completeness of any representations, warranties, data, or other information, written or oral, made or furnished by the Supplier to us, the Indenture Trustee, or the Purchaser.

                  (d) The enforceability of the respective obligations of the parties to the Transaction Documents, and the availability of certain rights and remedies provided for therein, may be limited by (i) applicable state and federal laws and judicial decisions, but the remedies provided for in the Principal Documents are adequate for the practical realization of the benefits provided thereby, (ii) the rights of the United States under the Federal Tax Lien Act of 1966, as amended, liens under Title IV of the Employee Retirement Income Security Act of 1974, as amended, and the power of the United States and other governmental authorities to take actions injurious to the Purchaser or the Indenture Trustee under the principal of sovereign immunity, (iii) general principles of equity (regardless of whether enforceability is sought in a proceeding in equity or at law), or
         (iv) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally.

         The opinions herein expressed are (i) rendered as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any changes or any new developments which might affect any matters or opinions set forth herein, and (ii) for the benefit of the Purchaser and the Indenture Trustee, as trustee for the

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
Page 5


Holders, and may be relied upon only by the Purchaser, the Indenture Trustee, the Holders, and by Thompson & Knight, a Professional Corporation, in connection with any opinion delivered by them to the Purchaser.


                                               Respectfully submitted,

                                                      SCHEDULE 1 TO APPENDIX D-1


                           SECTION I. PRINCIPAL DOCUMENTS

1.       The Amendment.

2.       The Transaction Agreement, as amended by the Amendment.

3.       The Note Purchase Agreement, as amended by the Amendment.

4.       The Supplier's Guaranty, as amended by the Amendment.

5.       The Receivables Purchase Agreement, as amended by the Amendment.

6.       The Trust Indenture, as amended by the Amendment.

7.       The Transmission Agreement, as amended by the Amendment.


                           SECTION II. CORPORATE DOCUMENTS
                                  AND PROCEEDINGS

8. Certificate of the President and the Secretary/Treasurer of the Supplier of even date herewith, with respect to

         (a) Representations and Warranties made by the Supplier in Article VII of the Amendment.

         (b) The continued effectiveness of the incumbency and specimen signatures of the signing officers of the Supplier.

         (c)      Resolutions adopted by the Board of Directors of the Supplier.


                        SECTION III. CONSENTS, APPROVALS,
                           AUTHORIZATIONS AND ORDERS

9. Order in Case No. 2528 dated September 7, 1993 issued by the New Mexico Public Utility Commission authorizing the Supplier to guaranty the financing transaction contemplated by the Transaction Documents.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
Page 7


10. Order in Case No. 2611 dated November 7, 1994 issued by the New Mexico Public Utility Commission authorizing the Supplier to guaranty the financing transaction contemplated by the Transaction Documents.

                                                                    APPENDIX D-2


                      [OPINION OF WRIGHT & GREENHILL, P.C.]


                                November 9, 1994



Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
One Madison Avenue
New YorK New York 10010

Texas Commerce Bank National Association, as Indenture Trustee
600 Travis Street, 8th Floor
Houston, Texas 77002


Ladies and Gentlemen:

         This opinion is being delivered to you at the request of Cap Rock Electric Cooperative, Inc. (the "USER") and OTP, Inc. (the "ISSUER"), pursuant to Section 6.1(a)(ii) of the Second Amendment to Transaction Documents of even date herewith (the "Amendment") by and among Southwestern Public Service Company (the "SUPPLIER"), the User, the Issuer, Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Property and Casualty Insurance Company (collectively, the "PURCHASER") and Texas Commerce Bank National Association, as the Indenture Trustee (the "INDENTURE TRUSTEE"). Terms which are defined in the Amendment and which are used but not defined herein shall have the meanings given them in the Amendment.

         This opinion is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "ACCORD") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations all as more particularly described in the Accord, and this Opinion letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the Federal law of the United States and the laws of the State of Texas. This firm is a professional corporation organized under the laws of the State of Texas.

         We have acted as special counsel for the User and the Issuer in connection with the transactions provided for in the Amendment. The documents listed in Section I of Schedule 1 are hereinafter referred to as the "PRINCIPAL DOCUMENTS."

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

         We note that various issues concerning the status of legal proceedings and no violation of law as to the Public Utility Regulatory Act ("PURA"), Tex. Rev. Civ. Stat. Ann. art 1446c, are addressed in the opinion of Lloyd, Gosselink, Fowler, Blevins & Matthews, P.C. separately provided to you and we express no opinion with respect to those matters.

         We note that various issues concerning the taking of all necessary corporate action to authorize the execution, delivery, and performance of the Principal Documents by the User and the Issuer, the breach of Other Agreements or Constituent Documents, and the status of legal proceedings is addressed in the opinion of McGowen & Lyon, P.C., separately provided to you and we express no opinion with respect to those matters other than as expressly set forth in this Opinion Letter.

         We have not acted as General Counsel for either User or the Issuer, and it is our understanding that such entities have used other counsel with regard to other matters. In connection with the foregoing, we have made such legal and factual examinations and inquiries for purposes of rendering this opinion, limited to examination of the following:

         1. Articles of Incorporation and By-Laws of the User and the Issuer;

         2. Directors' minutes and resolutions authorizing the subject transaction;

         3. Certification of Account Status from the Comptroller of Public Accounts of the State of Texas as to:

                  A The User, as of November 8, 1994 (a copy of which is attached as Exhibit "1");

                  B. The Issuer, as of November 8, 1994 (a copy of which is attached as Exhibit "2");

         4. Certificate of Existence from the Secretary of State of Texas as to:

                  A. The User, as of November 8, 1994 (a copy of which is attached as Exhibit "3"); and

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

                  B. The Issuer, as of November 8, 1994 (a copy of which is attached as Exhibit "4").

         In addition, we have examined originals or photostatic, certified or conformed copies of all such agreements, documents, instruments, corporate records, certificates of public officials, public records, and certificates of officers of the Issuer and User as we have deemed necessary or appropriate in the circumstances. In addition to the assumptions set forth in Section 4 of the Accord (as used therein for the purposes of this Opinion,, the term "client" shall mean the User and the Issuer) and the assumptions set forth herein, we have relied upon the factual representations made to us by the User and the Issuer (including representations made by the User in Section 7.3 of the Amendment and representations made by the Issuer in Section 7.1 of the Amendment). All opinions stated herein are as of the date hereof, with the exception of the opinions stated in paragraph 1 below, pertaining to the existence and good standing, which are as of the dates referenced in paragraphs 3A, 3B, 4A and 4B above.

         However, we have not examined all records of the User and the Issuer and have examined only such records as have been produced by the User and the Issuer in response to our requests. To the best of the Opinion Giver's Actual Knowledge, none of our requests were refused.

         Based upon all the matters set forth above and subject to the foregoing and such further limitations and qualifications that may be set forth below, we are of the opinion that:

         1. Each of the User and the Issuer is duly incorporated, validly existing and in good standing under the laws of the State of Texas. Each of the User and the Issuer has all requisite corporate power to make or enter into the Principal Documents executed and delivered by the User and the Issuer and to perform its obligations thereunder.

         2. The Principal Documents constitute the legal, valid and binding instruments and agreements of each of the User and the Issuer, and the obligations of each of the User and the Issuer under the Principal Documents executed and delivered by the User and the Issuer are enforceable in accordance with the terms thereof.

         3. Neither the execution nor the delivery by the User or the Issuer of the Principal Documents will violate any of the provisions of the Constituent Documents of

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
the Issuer, or any Law, provided, however, no opinion is expressed as to (i) PURA, (ii) the Public Utility Holding Company Act of 1935, (iii) the Federal Power Act, or (iv) any laws pertaining to local authorities, whether municipalities, counties, special purpose districts, or otherwise.

         4. Neither the User nor the Issuer is an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         The foregoing opinions are subject to the following assumptions, limitations, qualifications and exceptions:

         A. This Opinion incorporates by reference the following qualifications, and this Opinion should be read in conjunction therewith.

                  (1) provisions restricting access to courts or to legal or equitable remedies or purporting to affect the jurisdiction or venue of courts;

                  (2) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Transaction Documents;

                  (3) provisions purporting to waive rights to notice, legal defenses, statutes of limitations, or other benefits that cannot be waived under applicable law.

                  (4) provisions granting powers of attorney or authority to execute documents or to act by power of attorney on behalf of the Client;

                  (5) self-help remedies provided for in the Transaction Documents (other than those remedies available pursuant to an exercise in accordance with provisions of Section 51.002 of the Property Code or Chapter 9 of the Texas Business and Commerce Code;

                  (6)      provisions providing that remedies are cumulative;

                  (7)      provisions that decisions by a party are conclusive;

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

                  (8) provisions purporting to provide remedies inconsistent with the Texas Business and Commerce Code, to the extent the Texas Business and Commerce Code is applicable thereto; and

                  (9) provisions purporting to grant or limit rights of third parties;

         B. The General Qualifications and the qualifications set forth in paragraph A above apply to the opinions set forth in paragraph 3 above (such portion of paragraph 3 above is referred to as the No Breach or Default Opinion and the No Violation of Law Opinion) as well as to the opinion set forth in paragraph 2 above that relates to enforceability (such portion of paragraph 2 above is referred to as the Remedies Opinion).

         C. In addition to the General Qualifications and the qualifications set forth in paragraph A above, the Remedies Opinion set forth in paragraph 2 above is subject to the qualifications that certain of the provisions in the Principal Documents may not be enforceable in whole or in part under the laws of the State of Texas or the United States, but such provisions do not void the Principal Documents or frustrate the basic purpose thereof, and the Principal Documents contain adequate provisions for the practical realization of the rights and benefits afforded thereby, except for the economic consequences of any judicial, administrative or other delay or procedure which may be imposed by applicable federal or state law, rules, regulations, and court decisions and by constitutional requirements in and of the State of Texas or the United States. In addition, we express no opinion as to the enforceability of any provisions contained in the Principal Documents purporting to (i) provide that a delay or failure by either the Purchaser, the Supplier, the Indenture Trustee, any Holder of any Note or any Holder of any Receivable to exercise any right, remedy or option under any of the Principal Documents will not operate as a waiver, or that any single or partial exercise of any such right, remedy or option will not preclude any further exercise thereof, (ii) establish, as to third parties, nonculpability for actions taken by either the Purchaser, the Supplier, the Indenture Trustee, any Holder of any Note or any Holder of any Receivable, (iii) waive any rights or the benefits of any laws under applicable statutes or rules hereafter enacted or promulgated, (iv) permit either the Purchaser, the Supplier, the Indenture Trustee, any Holder of any Note or any Holder of any Receivable to take any action on behalf of or in the name of the User or the Issuer, (v) prohibit oral agreements, amendments or waivers or limit the effect of a course of dealing between the parties, or (vi) impose

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
increased interest rates upon default or delinquency in payment to the extent any such provisions are deemed to be penalties or forfeitures.

         D. We express no opinion as to any aspects of (i) PURA, (ii) the Public Utility Holding Company Act of 1935, (iii) the Federal Power Act, or (iv) any laws pertaining to local authorities, whether municipalities, counties, special purpose districts, or otherwise.

         E. All opinions contained herein which relate to the issue of usury are expressly limited to an analysis of whether the Principal Documents, as written, will be subject to a defense or claim as a result of the Purchaser contracting for a usurious rate of interest. The opinions given herein as to usury are expressly limited to the issues relating to the contracting for, as opposed to the charging or receiving of, usurious amount of interest. In this regard, the provision for interest on overdue principal and interest, as set forth in the Principal Documents, may result in additional interest. Additionally, utilization of the method of computation of interest (the 360 day year provision) contained in the Principal Documents will result in additional interest. We have assumed that any fees, costs and expenses paid to you in connection with the Principal Documents or otherwise, are, or will be, for services actually rendered or for commitments actually extended and that such fees, costs and expenses will not exceed just and reasonable compensation for such services and commitments. We have also assumed that the Purchaser, the Supplier, the Indenture Trustee, the Holder of any Notes or the Holder of any Receivables will comply with the savings clause, (including, without limitation, the spreading provisions with respect to all amounts which may be deemed to constitute interest) contained in the Principal Documents.

         F. The phrase "Primary Lawyer Group" as used in the Accord is hereby modified and, for purposes of applying the Accord to this Opinion Letter, the Primary Lawyer Group means the lawyers in the San Antonio office of this firm who have given substantive legal attention to the representation of the User and the Issuer in connection with this transaction.

         G. In rendering the opinion set forth in paragraph 1 above as to good standing and/or existence of the User and the Issuer in the State of Texas, we have relied solely upon the Certificates listed in paragraphs 3 A & B and 4 A & B above.

         H.       We have made no examination of and express no opinion as to
(i) the title or rights of the User or the Issuer to or in the Facility, (ii) the existence of or freedom

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
from any security interest, lien, charge or encumbrance thereon except as expressly set forth herein, or (iii) the accuracy or sufficiency of the descriptions of any of the Facility.

         I.       We have made no examination of and express no opinion as to
(i) the sufficiency of any consideration expressed in the Principal Documents, or (ii) the impact of the transaction on the financial statements of any of the parties.

         J.       We express no opinion as to the enforceability of (i) Section
5.4 of the Transaction Agreement (Indemnity in favor of the Indenture Trustee), as it pertains to the Indenture Trustee's negligence, (ii) Section 8.9 of the Transaction Agreement (Personal Property) as it purports to classify fixtures as personality, or (iii) Section 8.13 of the Transaction Agreement (Waiver of Jury Trial, Punitive Damages, etc.).

         K. In addition to other limitations set forth herein, the Remedies Opinion set forth in paragraph 2 above is subject to the qualification that the Opinion Giver is relying upon the factual representation contained in the Omnibus Certificates of the User and the Issuer, provided at closing, as to the actual execution and delivery of the Principal Documents by David Pruitt and Alfred J. Schwartz as the President and Secretary, respectively, of the User and the Issuer.

         L.       We express no opinion as to the effectiveness of Section 3.05
(ii) (Remedies) of the Indenture and Security Agreement, as it purports to require the assembly of the Facility at a place designated by the Indenture Trustee.

         The opinions herein expressed are solely for the benefit of the Purchaser, each Holder, and the Indenture Trustee, as trustee for the Holders, and may be used or relied upon only by the Purchaser, the Indenture Trustee, the Holders or by Thompson & Knight, a Professional Corporation, to the extent authorized by the Accord, and not for any other purpose, without in each instance our prior written consent, provided, however, Thompson & Knight may rely upon the opinions in connection with any opinion delivered by them to the Purchaser.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

                                            Respectfully submitted,

                                            WRIGHT & GREENHILL P.C.



                                            BY:
                                               ---------------------------------
                                               WAYNE R. MATHIS

                                                     SCHEDULE 1 TO APPENDIX D-2


                             SECTION I. PRINCIPAL DOCUMENTS

1.       The Amendment.

2.       The Transaction Agreement, as amended by the Amendment.

3.       The Note Purchase Agreement, as amended by the Amendment.

4.       The User's Guaranty, as amended by the Amendment.

5.       The Trust Indenture, as amended by the Amendment.

6.       The Transmission Agreement, as amended by the Amendment.


                           SECTION II. CORPORATE DOCUMENTS
                                    AND PROCEEDINGS

7. Certificate of the President and the Chief Financial Officer of the Issuer of even date herewith, with respect to

         (a) Representations and Warranties made by the Issuer in Article VII of the Amendment.

         (b) Incumbency and specimen signatures of the signing officers of the Issuer.

         (c)      Resolutions adopted by the Board of Director of the Issuer.

8. Certificate of the President and the Chief Financial Officer of the User of even date herewith, with respect to

         (a) Representations and Warranties made by the User in Article VII of the Amendment.

         (b) Incumbency and specimen signatures of the signing officers of the User.

         (c)      Resolutions adopted by the Board of Director of the User.

                                                                   APPENDIX D-3

         [OPINION OF LLOYD, GOSSELINK, FOWLER, BLEVINS & MATTHEWS, P.C.]

                                November 9, 1994



Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
One Madison Avenue
New York, New York 10010

Texas Commerce Bank National Association, as Indenture Trustee
600 Travis Street, 8th Floor
Houston, Texas 77002

Ladies and Gentlemen:

         This opinion is being delivered to you at the request of Cap Rock Electric Cooperative, Inc. (the "USER") and OTP, Inc. (the "ISSUER"), pursuant to Section 6.1(a)(iii) of the Second Amendment to Transaction Documents of even date herewith (the "Amendment") by and among Southwestern Public Service Company (the "SUPPLIER"), the User, the Issuer, Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company and Metropolitan Property and Casualty Insurance Company (collectively, the "PURCHASER") and Texas Commerce Bank National Association, as the Indenture Trustee (the "INDENTURE TRUSTEE"). Terms which are defined in the Amendment and which are used but not defined herein shall have the meanings given them in the Amendment.

         This opinion is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "ACCORD") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinion expressed herein is limited to the Public Utility Regulatory Act ("PURA"), Tex. Rev. Civ. Stat. Ann. art. 1446c.

         I have acted as special regulatory counsel for the User and the Issuer in connection with PURA issues within the State of Texas as it pertains to the transactions provided for in the Amendment. I have examined those documents listed in Schedule 1

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
Page 2


(hereinafter referred to as the "PRINCIPAL DOCUMENTS") for the sole purpose of issuing the opinion described herein.

         I note that various issues concerning the taking of all necessary corporate action to authorize the execution, delivery, and performance of the Principal Documents by the User and the Issuer is addressed in the opinion of McGowen & Lyon, P.C., separately provided to you and I express no opinion with respect to those matters.

         I note that various issues concerning the corporate status of the Issuer and the User, the No Violation of Constituent Documents or Law Opinion, are addressed in the opinion of Wright & Greenhill, P.C., separately provided to you and I express no opinion with respect to those matters.

         In connection with the foregoing, I have made such legal and factual examinations and inquiries for purposes of rendering this opinion, limited to determining what regulatory actions will be necessary under PURA as a result of this transaction. I give no opinion as to any other law, regulation, ordinance or act.

         Under PURA, Issuer is an "affiliate" or "affiliated interest" of User. Issuer is not a public utility under PURA. PURA will not affect the enforceability of the Principal Documents against the Issuer or the User.

         For construction of each of the segments, the User or Supplier will need to obtain a Certificate of Convenience and Necessity ("CCN") from the Public Utility Commission of Texas ("PUC") under PURA Section 54. At present, a CCN dated ________________ has been granted for the Northern Segment. A CCN application was filed on ______________ with the PUC for the Southern Segment and the Final Segment. It is anticipated that the PUC will make a final decision on the Southern Segment and Final Segment CCN on or about _________________.

         As each segment is transferred to Supplier, there will need to be a report of the transfer filed under PURA Section 63. No PUC action is required under Section 63. However, the PUC must take action and make a finding under PURA Section 59 that Supplier is capable of rendering adequate service before the CCN can be transferred. No consents or approvals from the PUC except as described above are or were required (a) for the execution and delivery by each of the User and the Issuer of any of the Principal Documents, (b) for the consummation of the transactions contemplated by the Principal

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
Page 3


Documents or (c) for the performance by each of the User and the Issuer of its obligations thereunder.

         In addition, I have examined originals or photostatic, certified or conformed copies of all such agreements, documents, instruments, corporate records, certificates of public officials, public records, and certificates of officers of the Issuer and the User as I have deemed necessary or appropriate in the circumstances. I have relied upon the assumptions set forth in Section 4 of the Accord (as used therein for the purposes of this Opinion, the term "client" shall mean the User and the Issuer) and the assumptions set forth herein. All opinions stated herein are as of the date hereof.

         However, I have not examined all records of the User and the Issuer and have examined only such records as have been produced by the User and the Issuer in response to my requests. To the best of the Opinion Giver's Actual Knowledge, none of my requests were refused.

         The foregoing opinion is subject to the following assumptions, limitations, qualifications and exceptions:

         I express no opinion as to the validity or any aspects of any of the Principal Documents other than as expressly set forth in this Opinion Letter. I express no opinion as to any aspects of public utility law, whether federal or state, or local laws, as pertains to this transaction, whether direct or indirect, other than PURA.

         The opinion herein expressed is solely for the benefit of the Purchaser and the Indenture Trustee, as trustee for the Holders, and is valid as of the date of closing and may not be used or relied upon only by the Purchaser, the Indenture Trustee, the Holders or by Thompson & Knight, a Professional Corporation, for any purpose whatsoever, except to the extent authorized by the Accord, without in each instance our prior written consent, provided, however, Thompson & Knight may rely upon the opinions in connection with any opinion delivered by them to the Purchaser.

                                       Respectfully submitted,

                                       LLOYD, GOSSELINK, FOWLER,
                                       BLEVINS & MATTHEWS, P.C.

                                                      SCHEDULE 1 TO APPENDIX D-3


                              PRINCIPAL DOCUMENTS

1.   The Amendment.

2.   The Transaction Agreement, as amended by the Amendment.

3.   The Note Purchase Agreement, as amended by the Amendment.

4.   The User's Guaranty, as amended by the Amendment.

5.   The Trust Indenture, as amended by the Amendment.

6.   The Transmission Agreement, as amended by the Amendment.

                                                                    APPENDIX D-4

                       [OPINION OF MCGOWEN AND LYON, P.C.]

                                November 9, 1994



Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
One Madison Avenue
New York, New York 10010

Texas Commerce Bank National Association, as Indenture Trustee
600 Travis, 8th Floor
Houston, Texas 77002


Ladies and Gentlemen:

         This opinion is being delivered to you at the request of Cap Rock Electric Cooperative, Inc. (the "USER") and OTP, Inc. (the "ISSUER"), pursuant to Section 6.1(a)(iv) of the Second Amendment to Transaction Documents of even date herewith (the "AMENDMENT") by and among Southwestern Public Service Company (the "SUPPLIER"), the User, the Issuer, Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, Metropolitan Property and Casualty Insurance Company (collectively, the "PURCHASER") and Texas Commerce Bank National Association, as the Indenture Trustee (the "INDENTURE TRUSTEE"). Terms which are defined in the Amendment and which are used but not defined shall have the same meanings given them in the Amendment.

         This opinion is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the laws of the State of Texas.

         I have acted as Counsel for the User and the Issuer in connection with the adoption of resolutions necessitated by the Transaction Documents. As such counsel, I have assisted in the preparation of the resolutions authorizing the execution of certain of the Transaction Documents. I have examined those documents listed in Schedule 1 for the sole purpose of issuing the No Breach or Default Opinion and the No Violation of

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

Law Opinion, hereinafter described. The documents listed in Section 1 of
Schedule I are hereinafter referred to as the "PRINCIPAL DOCUMENTS".

         I note that various issues concerning the corporate status of the Issuer and the User, the No Violation of Constituent Documents or Law Opinion, are addressed in the opinion of Wright & Greenhill, P.C., separately provided to you and I express no opinion with respect to those matters.

         I note that various issues concerning the status of regulatory proceedings and no violation of law as to public utilities within the State of Texas are addressed in the opinion of Lloyd, Gosselink, Fowler, Blevins & Matthews, P.C., separately provided to you and I express no opinion with respect to those matters.

         It is my understanding that both the User and the Issuer have used other counsel with regard to other matters. In connection with the foregoing, I have made such legal and factual examinations and inquiries for purposes of rendering this Opinion, limited to examination of the following:

1.       Articles of Incorporation

2.       Directors' minutes and resolutions authorizing the subject transaction.

3. Those Material Agreements ("Other Agreements") set forth on the attached Schedule 2.

         In addition, I have examined originals or photostatic, certified or conformed copies of all such agreements, documents, instruments, corporate records, certificates of public officials, public records, and certificates of officers of the Issuer and the User as I have deemed necessary or appropriate in the circumstances. I have relied upon the assumptions set forth in Section 4 of the Accord (as used therein for the purposes of this Opinion, the term "client" shall mean the User and the Issuer) and the assumption set forth herein. All opinions stated herein are as of the date hereof.

         However, I have not examined all records of the User and the Issuer and have examined only such records as have been produced by the User and the Issuer in response to our requests. To the best of the Opinion Giver's Actual Knowledge, none of my requests were refused.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

         Based upon all the matters set forth above and subject to the foregoing and such further limitations and qualifications that may be set forth below, I am of the opinion that:

1. Each of the User and the Issuer has duly taken or caused to be taken all necessary corporate action to authorize the execution, delivery, and performance of the Principal Documents.

2. Neither the execution nor the delivery by the User or the Issuer of the Principal Documents will breach, or result in a default under, the Other Agreements. The opinion set forth in this paragraph 2 is based upon and subject to the following assumptions, limitations, disclosures, qualifications, and exceptions.

                  TEXAS UTILITIES 1990 POWER SUPPLY AGREEMENT:

         On June 8, 1990, the User and Texas Utilities Electric Company entered into a power supply agreement. This agreement was the subject of litigation in the 238th Judicial District Court of Midland County, Texas in Cause No. B-38,879. On December 2, 1992, the Court issued its Amended Final Judgment declaring that said Agreement is a fully binding, valid and enforceable contract; that Cap Rock (the "User") is required to purchase all of its power and energy requirements from TU Electric pursuant to the provisions of the 1990 Power Supply Agreement until such time as Cap Rock provides the requisite notice(s) to TU Electric as required by the terms of the 1990 Power Supply Agreement and otherwise complies with the terms thereof. This decision was appealed by the User to the Court of Appeals, Eight District of Texas, El Paso, Texas. On February 2, 1994, an Appellate Court decision was rendered which upheld the decision of the District Court below. Said 1990 Power Supply Agreement has certain two and three year notice requirements wherein the User may give notice to TU Electric to remove its load from the TU Electric system and transfer said load requirements to another power supplier. This writer is advised by the User that timely written notice of the User's intention to remove certain loads from the TU Electric system beginning February 1, 1994, and the balance of the User's load so noticed being removed from the TU Electric system on February 1,1995. This writer has been advised by the User that TU Electric has acknowledged receipt of such notice. On February 1, 1994, the User moved a portion of the load in the Northern Segment from the TU Electric system. However, at this time it remains unclear

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
         as to TU Electric's agreement with the User as to the total amount of load that is to be transferred from the TU Electric system on February 1, 1994. This writer is also advised that TU Electric has acknowledged its acceptance of the removal of the Cap Rock Electric load pursuant to the notice given effective February 1, 1995.


                          NATIONAL RURAL UTILITIES COOPERATIVE
                             FINANCE CORPORATION MORTGAGE:

         Article IV of the National Rural Utilities Cooperative Finance Corporation ("CFC") Restated Mortgage executed by the User, dated March 30, 1993, together with additional Supplemental Mortgages, provides that the User (mortgagor) shall not incur, assume, guarantee, or otherwise become liable in respect of any debt other than "permitted debt". This writer has been advised that written consent to this transaction by CFC has been requested. The written consent by CFC has been obtained.


                  JOHN HANCOCK LEASING CORPORATION MASTER LEASE:

         The User executed a Master Lease No. 3864 on certain electric system facilities dated October 28, 1991, as a financing arrangement through John Hancock Leasing Corporation. Paragraph 15 of said Master Lease provides that Lessee (the User) may not assign said lease or the rights thereunder without the written consent of Lessor. The User has furnished this writer with a copy of a Rider to Master Lease No. 3864 which said copy shows to be executed by the User but not Lessor. In said Rider, additional language to paragraph 15 which provided, in part, that "Lessee shall have the right to assign this lease without the prior written consent of the Lessor only to West Texas Utilities of Abilene, Texas, or Southwestern Public Service Company of Amarillo, Texas, in connection with a fully executed power supply contract...". User has furnished this writer with an Agreement dated March 31,1993 by and between Supplier and the User whereby the User transferred to Supplier all of its rights, obligations, title, and interest in the Lease, free and clear of any liens and encumbrances. Together with said agreement, this writer has been furnished a copy of a Consent to the assignment of the User's interest in the lease to Supplier, said Consent shown to be executed by John Hancock Mutual Life Insurance Company. For purposes of this opinion

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994
         this writer has assumed the validity of the signatures thereon and the authorization for such execution but has not verified the same.

                  FIRST INTERSTATE BANK OF TEXAS - GUARANTY AGREEMENT:

         On February 1, 1993, the User executed and delivered its guaranty of a promissory note in the principal sum of $7,000,000.00, executed by New West Fuels, L.C., a Texas limited liability company that is an affiliate of New West Resources, Inc., a wholly-owned subsidiary of the User. On December 1, 1993, the User executed and delivered a Restated Specific Guaranty Agreement guaranteeing a promissory note in the principal sum of $1,000,000.00 executed by New West Fuels, L.C., a Texas limited liability company that is an affiliate of New West Resources, Inc., a wholly-owned-subsidiary of the User. On May 1, 1994, the User executed and delivered a Second Restated and Amended Specific Guaranty Agreement guaranteeing a promissory note in the principal sum of $1,300,000.00 executed by New West Resources, Inc., a wholly-owned-subsidiary of User. Under the terms of said guaranty agreement, it is provided that "Guarantor does not intend to incur debts that will be beyond the Guarantor's ability to pay as such debts mature". This opinion relies on the decisions and judgment of the User that this subject transaction will not be beyond the User's ability to pay all such obligations and is so qualified.

3. I hereby confirm to you that to the Opinion Giver's Actual Knowledge, there are no actions or proceedings against the User or the Issuer, pending or overtly threatened in writing, before any court, governmental agency or arbitrator which (i) seek to affect the enforceability of the Principal Documents, or (ii) except as disclosed herein have, or would have if adversely determined, a material adverse effect on the ability of either the User or the Issuer to perform such obligations, subject to the following assumptions, limitations, disclosures, qualifications and exceptions:

                       LITIGATION OF 1990 POWER SUPPLY AGREEMENT:

         As described above, the User filed a Suit for Declaratory Judgment in the 238th Judicial District Court of Midland County, Texas, requesting that the 1990 Power Supply Agreement with Texas Utilities Electric Company be declared unenforceable. The Court found the contract to be valid and enforceable. This

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

         District Court's decision was upheld on appeal with the Court of Appeals, Eighth District of Texas, El Paso, Texas. A decision has was made not to appeal to the Texas Supreme Court. Therefore, the User will be required to purchase all its power so contracted from Texas Utilities Electric Company, until the requisite notice requirements are met. As stated above, this writer is advised that notices have been given for the removal of load from the TU Electric system and that a portion of the load was removed in February 1994, and the remainder of the load will be removed in 1995. Please see the above discussion for more details.

                  TEXAS UTILITIES ELECTRIC COMPANY COUNTERCLAIMS:

         In connection with the Suit for Declaratory Judgment (Cause No. B-38,879) in the 238th Judicial District Court of Midland County, Texas, described above, Texas Utilities Electric Company (TUEC) filed a counterclaim which has been severed by the above named Court into cause No. 39,301. In the counterclaim, TUEC is bringing suit against the User for (1) Specific Performance of the 1990 Power Supply Agreement, and
         (2) breach of contract based upon certain testimony filed by the User in TUEC's rate case proceeding before the Public Utility Commission of Texas, Docket No. 11,735. In this suit, TUEC has asked for Specific Performance; damages in an unspecified amount; pre-judgment and post-judgment interest, and attorneys fees. This case is currently pending before the District Court of Midland County, Texas. The User is being represented by legal counsel, to-wit: Mr. James P. Boldrick Boldrick, Clifton, Nelson & Holland, 1801 West Wall, Midland, Texas, 79701. Other than the information provided above for disclosure purposes, this writer is not opining as to this litigation. However, the earlier discussion made above about the required notices to TUEC concerning the removal of load from TUEC's system on February 1, 1994 and February 1,1995, pursuant to the terms of the 1990 Power Supply Agreement should be relevant in considering the effect of this case of the subject transaction.

4. Except for those which have been obtained by the User and/or the Issuer, to the best of my knowledge, no consent, approval, authorization or order of any court or governmental agency or of any third party is or was required (a) for the execution and delivery by each of the User and the Issuer of any of the Principal Documents, (b) for the consummation of the transactions contemplated by the Principal Documents or (c) for the performance by each of the User and the Issuer of its obligations thereunder.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

The foregoing opinions are further subject to the following assumptions, limitations, qualifications and exceptions:

         A. This Opinion incorporates by reference the following qualifications and this Opinion should be read in conjunction therewith:

         (1) provisions restricting access to courts or to legal or equitable remedies or purporting to affect the jurisdiction or venue of courts;

         (2) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Transaction Documents;

         (3) provisions purporting to waive rights to notice, legal defenses, statutes of limitations, or other benefits that cannot be waived under applicable law;

         (4) provisions granting powers of attorney or authority to execute documents or to act by power of attorney on behalf of the Client;

         (5) self-help remedies provided for in the Transaction Documents (other than those remedies available pursuant to an exercise in accordance with provisions of Section 51.002 of the Property Code or Chapter 9 of the Texas Business and Commerce Code;

         (6)      provisions providing that remedies are cumulative;

         (7)      provisions that decisions by a party are conclusive;

         (8) provisions purporting to provide remedies inconsistent with the Texas Business and Commerce Code, to the extent the Texas Business and Commerce Code is application thereto;

         (9) provisions purporting to grant or limit rights of third parties; and

         (10) provisions purporting to create a trust or constructive trust without compliance with applicable trust law.

         B. The General Qualifications and the qualifications set forth in paragraph A above to apply the opinions set forth in paragraphs 1, 2, 3 and 4 above (such portion of paragraph 2 above is referred to as the No Breach or Default Opinion and the No Violation of Law Opinion).

         C. For purposes of the opinion in paragraph 2 above, the Other Agreements addressed by that opinion are ONLY those contracts listed on the attached Schedule 2.

Metropolitan Life Insurance Company
Metropolitan Insurance and Annuity Company
Metropolitan Property and Casualty Insurance Company
Texas Commerce Bank National Association, as Indenture Trustee
November 9, 1994

         D. I express no opinion as to any aspects of (i) the Public Utility Regulatory Act, Tex. Rev. Civ. Stat. Ann. art 1446c, (ii) the Public Utility Holding Company Act of 1935, (iii) the Federal Power Act, or (iv) any laws pertaining to local authorities, whether municipalities, counties, special purpose districts, or otherwise.

         E. I express no opinion as to any aspects of any of the Principal Documents other than as expressly set forth in this Opinion Letter.

The opinion herein expressed is solely for the benefit of the Purchaser and the Indenture Trustee, as trustee for the Holders, and may be used or relied upon only by the Purchaser, the Indenture Trustee, the Holders or by Thompson & Knight, a Professional Corporation, to the extent authorized by the Accord, and not for any other purpose without in each instance my prior written consent, provided, however, Thompson & Knight may rely upon the opinions in connection with any opinion delivered by them to the Purchaser.

                                          Respectfully submitted,

                                          McGOWEN & LYON, P.C.


                                          By:
                                             -----------------------------------
                                             Ronald W. Lyon

                                                      SCHEDULE 1 TO APPENDIX D-4



                        SECTION I. PRINCIPAL DOCUMENTS


1.   The Amendment.

2.   The Transaction Agreement, as amended by the Amendment.

3.   The Note Purchase Agreement, as amended by the Amendment.

4.   The User's Guaranty, as amended by the Amendment.

5.   The Trust Indenture, as amended by the Amendment.

6.   The Transmission Agreement, as amended by the Amendment.


                      SECTION II. CORPORATE DOCUMENTS
                              AND PROCEEDINGS


7. Certificate of the President and the Chief Financial Officer of the Issuer of even date herewith, with respect to


     (a) Representations and Warranties made by the Issuer in Article VII of the Amendment.

     (b) Incumbency and specimen signatures of the signing officers of the Issuer.

     (c)      Resolutions adopted by the Board of Director of the Issuer.

8. Certificate of the President and the Chief Financial Officer of the User of even date herewith, with respect to

     (a) Representations and Warranties made by the User in Article IV of the Amendment.

     (b) Incumbency and specimen signatures of the signing officers of the User.

     (c)      Resolutions adopted by the Board of Director of the User.